UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2004

Register.com, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-29739	11-3239091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

575 Eighth Avenue, 8th Floor, New York, New York 10018
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (212) 798-9100

(Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits.

99.1    Press Release dated August 5, 2004

Item 12.    Results of Operations and Financial Condition.

On August 5, 2004, Register.com, Inc. issued a press release announcing its financial results for the second quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTER.COM, INC. (Registrant)

Date: August 5, 2004

By:	/s/ Jonathan Stern Jonathan Stern Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 5, 2004